Long-Term Prepayments	12 Months Ended
Dec. 31, 2010
Long-Term Prepayments [Abstract]
LONG-TERM PREPAYMENTS

13.	LONG-TERM PREPAYMENTS

Long-term prepayments consist of the following:

	At December 31,
	2009	2010

Warrants granted to supplier B	$102.9	$95.3
Long-term prepayments to suppliers	84.5	117.8
Others	0.7	0.7

Total	$188.1	$213.8

On July 25, 2006, the Company entered into a 10-year supply agreement with supplier B, under which the Company has a “take or pay” obligation to purchase the minimum annual quantities over a 10-year period, starting from January 1, 2007, at a fixed price. The Company granted to the supplier a warrant to purchase 7,359,636 ordinary shares of the Company. The exercise price was set at $27.97 per warrant share. This warrant vested on the grant date and is exercisable in five separate 20% annual increments, with the first 20% annual increment being on January 1, 2008.

The fair market value of warrants of $117.8 million was determined on the grant date through the Black-Scholes option pricing model using the following assumptions.

At July 25,
2006

Average risk-free rate of return	5.559%
Weighted average expected holding period of the Warrant	5.94 years
Volatility rate	68%
Dividend yield	0%

The fair value of the warrant was initially recorded as a long-term prepayment with a corresponding increase in equity, and is being amortized over the life of the supply contract, which is 10 years, based on the actual delivery volume over the total contracted delivery volume, starting January 2007. The Company recognized the amortization of warrant costs of $4.8 million, $7.5 million and $7.6 million for the years ended December 31, 2008, 2009 and 2010, respectively, which is included in cost of revenues. The unamortized outstanding balance was $95.3 million as of December 31, 2010.